                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): January 16, 2001


                         WFS Receivables Corporation
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


        California                      333-51214               33-0885464
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89146
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-51214

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 25.1  Statement of Eligibility of Trustee

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION


Date: January 16, 2001                 /s/ MARK OLSON
                                       ----------------------------------------
                                       Mark Olson, Vice President



                                       WFS FINANCIAL AUTO LOANS, INC.


Date: January 16, 2001                 /s/ MARK OLSON
                                       ----------------------------------------
                                       Mark Olson, Vice President

                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
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 25.1           Statement of Eligibility of Trustee